UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2006

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6000 SW Meadows Drive, Suite 200

Lake Oswego, Oregon 97035

(Address of principal executive offices) (Zip Code)

(971) 217-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The information contained in Item 7.01 of this Current Report is being furnished pursuant to “Item 7.01. Regulation FD Disclosure.”

On May 23, 2006, the Registrant made a presentation in which it disclosed its long term target operating model metrics, metrics that the Registrant indicates that it would like to achieve for the fiscal year ended 2006 or soon thereafter. The presentation slide that discloses these long term metrics, attached hereto as Exhibit 99.1, is being furnished with this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit	Description

99.1	Presentation slide of Tut Systems, Inc. presented on May 23, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 23, 2006	By:	/s/ SCOTT SPANGENBERG
Scott Spangenberg,
Vice-President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer and Duly Authorized Officer)

3

Index to Exhibits

Exhibit	Description

99.1	Presentation slide of Tut Systems, Inc. presented on May 23, 2006.

4